Verano Announces Third Quarter 2022 Financial Results

CHICAGO, November 14, 2022 (GLOBE NEWSWIRE) – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced its financial results for the third quarter ended September 30, 2022 (“Q3 2022"), which were prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). Comparable numbers for the third quarter ended September 30, 2021 (“Q3 2021”) were also prepared in accordance with U.S. GAAP.

2022 Third Quarter Financial Highlights
•Q3 2022 revenue increased 2% versus the prior quarter and 10% year-over-year to $228 million.
◦Revenue growth versus the year-ago period was driven by strength from adult-use sales in New Jersey.
•Q3 2022 gross profit was $123 million or 54% of revenue, compared to $98 million or 44% of revenue in the prior quarter, and $98 million or 48% of revenue in the third quarter 2021.
◦Gross profit growth versus the year-ago period was driven by top-line growth and a lower comparative impact related to the inventory step-up from acquisitions.
•Q3 2022 SG&A was $86 million or 38% of revenue, compared to $100 million or 45% of revenue in the prior quarter, and $76 million or 37% of revenue in the third quarter 2021.
◦SG&A growth versus the year-ago period was primarily driven by an increase in retail locations.
•Q3 2022 net loss was $(43) million, compared to a loss of $(10) million in the prior quarter, and $(13) million in the year-ago period.
•Q3 2022 Adjusted EBITDA1 was $82 million or 36% of revenue, compared to Adjusted EBITDA of $76 million or 34% of revenue in the prior quarter.
•Cash flow from operations for the nine months ended September 30, 2022 was $65 million.

2022 Third Quarter Operational Highlights
•Furthered Florida retail expansion by opening 11 new MÜV dispensaries across the state throughout the quarter.
•Opened new Zen Leaf dispensaries in Wheeling and Clarksburg, WV, and New Kensington, PA; relocated Zen Leaf Jessup to Elkridge in Maryland to optimized location and retail space; maximized New Jersey footprint with the commencement of adult use sales at Zen Leaf Neptune on the Jersey Shore.
•Launched Verano signature flower branded products in four new core markets – Arizona, Florida, Massachusetts and Pennsylvania; Verano signature flower branded products are now distributed to more than 500 dispensaries across nine states, including more than 100 of the Company’s retail locations.
•Introduced Savvy, a new flower and extract brand featuring larger-format cannabis products that caters to more value-oriented patients and consumers, across seven core markets.
•Inked licensing agreement with Mike Tyson's Tyson 2.0 cannabis company to launch legendary wrestler Ric Flair's new cannabis line, Ric Flair Drip Cannabis, across 11 markets.
•Welcomed Lawrence Hirsh as a new member of the Board of Directors and Chair of the Audit Committee.
•Completed acquisition of Sierra Well, bolstering Nevada footprint with addition of two operating dispensaries and an active cultivation facility.
•Initiated second annual Breast Cancer Awareness Month donation effort benefiting the Lynn Sage Breast Cancer Foundation.
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1Adjusted EBITDA is a non-U.S. GAAP financial measure. It is derived from EBITDA, another non-U.S. GAAP financial measure, and is defined in this news release in the section below titled “Non-U.S. GAAP Financial Measures.” The most comparable U.S. GAAP financial measure to Adjusted EBITDA net income. The reconciliation of Adjusted EBITDA to U.S. GAAP net income is set forth below in the tables included in this news release.

Subsequent Operational Highlights
•Refinanced $350M credit facility with enhanced flexibility to reduce capital costs.
•Opened two new MÜV dispensary locations in Panama City Beach and Port Orange, Florida, raising the Company's Florida retail footprint to 61 locations.
•Launched BITS™, a new brand and product line consisting of five unique flavors of low-dose, high-function edibles that blend THC, cannabinoids and adaptogens, appealing to cannabis enthusiasts of all experience levels.
•Active operations span 13 states, comprised of 119 dispensaries and 14 cultivation and processing facilities with more than 1 million square feet of cultivation capacity.

Management Commentary
“I am very pleased with our performance in the third quarter and how our team demonstrated focus and adaptability in driving our business forward in an increasingly challenging environment,” said George Archos, Verano Founder, Chairman and Chief Executive Officer. “In the face of economic headwinds, industry dynamics and legislative uncertainty, we delivered revenue growth and strong Adjusted EBITDA margins, underscoring our focus on superior operations and efficiency. We significantly bolstered our growing product portfolio by scaling our signature Verano brand across core markets, introducing our value flower and extract brand Savvy, launching Ric Flair’s Ric Flair Drip Cannabis line in partnership with Tyson 2.0, and most recently, releasing a low-dose, high-function edibles line, BITS, which combine tailored adaptogens with cannabinoids and 5 mg of THC to appeal to a broad base of cannabis consumers. We also continue to see positive results in New Jersey, where we’ve further cemented our position as a market leader, evidenced by our strong retail performance and growing wholesale business. Finally, we are also pleased to have completed the refinancing of our $350 million credit facility, which gives us flexibility in our capital structure and the ability to reduce our cost of capital. I remain optimistic and confident in our business as we continue to maintain focus on driving operational quality and efficiency as we further position Verano for future growth.”

Balance Sheet and Liquidity
As of September 30, 2022, the Company’s current assets were $295 million, including cash and cash equivalents of $76 million. The Company had working capital deficit of $(89) million and total debt, net of issuance costs, of $392 million.

The Company’s total Class A subordinate voting shares outstanding, including Class B proportionate voting shares on an as-converted to Class A subordinate voting share basis, was 336,162,222 as of September 30, 2022.

Non-U.S. GAAP Financial Measures
Verano uses non-U.S. GAAP financial information to evaluate the performance of the Company. The terms “EBIT,” “EBITDA” and “Adjusted EBITDA” do not have any standardized meaning prescribed within U.S. GAAP and therefore may not be comparable to similar measures presented by other companies. Accordingly, this non-U.S. GAAP financial information is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP.

The Company calculates EBIT as net earnings from operations before interest expense and tax expenses, EBITDA as net earnings from operations before interest expense, tax expense, depreciation, and amortization and Adjusted EBITDA as EBITDA as adjusted for one-time expenses related to other expenses, employee stock compensation, gain from investment in associates, acquisition, transaction and other non-operating costs and acquisition adjustments and other income (expense), net. The calculations of the non-U.S. GAAP financial measures used in this news release and the reconciliations to the most comparable U.S. GAAP financial numbers are included in the tables below.

Management believes that this non-U.S. GAAP financial information is useful as a supplement to comparable U.S. GAAP financial information. Management reviews these non-U.S. GAAP financial measures on a regular basis and uses them, together with financial measures included in the Company’s financial statements, to evaluate and manage the performance of the Company’s operations. These measures should be evaluated only in conjunction with the comparable U.S. GAAP financial numbers reported by the Company.

Conference Call and Webcast

A conference call and audio webcast with analysts and investors will be held on November 14, 2022 at 8:30 a.m. ET / 7:30 a.m. CT to discuss the results and answer investor and participant questions.

•Investors and participants can register in advance for the call by visiting: https://conferencingportals.com/event/MOQBlNkJ
•After registering, instructions will be shared on how to join the call for those who wish to dial in.
•On November 14, 2022, the live webcast can be accessed via the following link: https://events.q4inc.com/attendee/442789165
•The live and archived webcast will be available on the Events and Presentations page of the Company’s investor relations website at investors.verano.com.

About Verano
Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, BITS™, Encore™, MŪV™ and Savvy™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MŪV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

Contacts:
Investors
Verano
Julianna Paterra, CFA
Director, Investor Relations
julianna.paterra@verano.com

Media
Verano
Steve Mazeika
Director, Communications
steve.mazeika@verano.com
312-348-4430

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s registration statement on Form 10, as amended, and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

Financial Information Tables

The following tables includes the reconciliations of the non-U.S. GAAP financial measures to the respective most directly comparable U.S. GAAP financial measures for the three months ended June 30, 2022 and the three and nine months ended September 30, 2022 and September 30, 2021.

VERANO HOLDINGS CORP.
Highlights from Unaudited Consolidated Statements of Operations
($ in Thousands except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$227,588	$206,469	$653,485	$526,430
Cost of Sales	104,594	108,268	333,759	304,729
Gross Profit	122,994	98,201	319,726	221,701
Gross Profit %	54.0%	47.6%	48.9%	42.1%
Expenses:
Selling, General, and Administrative	85,710	76,477	275,531	189,155
Total Expenses	85,710	76,477	275,531	189,155
Income (Loss) from Investments in Associates	(209)	1,289	1,651	2,737
Income (Loss) from Operations	37,075	23,013	45,846	35,283
Other Income (Expense):
Loss on Disposal of Property, Plant and Equipment	1,443	(9)	251	(438)
Gain (Loss) on Deconsolidation	75	—	9,560	—
Gain (Loss) on Previously Held Equity Interest	175	—	14,103	—
Interest Expense, net	(11,785)	(8,113)	(34,082)	(15,314)
Other Income (Expense), net	(595)	233	17,557	(764)
Total Other Income (Expense)	(10,687)	(7,889)	7,389	(16,516)
Net Income (Loss) Before Provision for Income Taxes and Non-Controlling Interest	26,388	15,124	53,235	18,767
Provision For Income Taxes	(69,381)	(27,086)	(105,998)	(66,939)
Net Income Attributable To Non-Controlling Interest	—	551	291	1,915
Net Loss Attributable to Verano Holdings Corp.	(42,993)	(12,513)	(53,054)	(50,087)
Net Loss per share - basic	(0.13)	(0.04)	(0.16)	(0.18)
Net Loss per share - diluted	(0.13)	(0.04)	(0.16)	(0.18)
Weighted average number of shares outstanding - basic	332,872,464	313,674,044	329,240,200	281,961,659
Weighted average number of shares outstanding - diluted	332,872,464	313,674,044	329,240,200	281,961,659

VERANO HOLDINGS CORP.
Highlights from Unaudited Consolidated Statements of Operations (Continued)
($ in Thousands except share and per share amounts)

Three Months Ended June 30, 2022
Revenue	$223,662
Cost of Sales	125,547
Gross Profit	98,115
Gross Profit %	43.9%
Expenses:
Selling, General, and Administrative	100,263
Total Expenses	100,263
Income (Loss) from Investments in Associates	(144)
Income (Loss) from Operations	(2,292)
Other Income (Expense):
Loss on Disposal of Property, Plant and Equipment	(203)
Gain (Loss) on Deconsolidation	(73)
Gain (Loss) on Previously Held Equity Interest	(171)
Interest Expense, net	(11,624)
Other Income (Expense), net	15,619
Total Other Income (Expense)	3,548
Net Income (Loss) Before Provision for Income Taxes and Non-Controlling Interest	1,256
Provision For Income Taxes	(11,103)
Net Income Attributable To Non-Controlling Interest	—
Net Loss Attributable to Verano Holdings Corp.	(9,847)
Net Loss per share - basic	(0.03)
Net Loss per share - diluted	(0.03)
Weighted average number of shares outstanding - basic	328,519,193
Weighted average number of shares outstanding - diluted	328,519,193

VERANO HOLDINGS CORP.
Highlights from Condensed Consolidated Balance Sheets
($ in Thousands)

	September 30,	December 31,
	2022	2021
	(Unaudited)	(As Restated)
Cash and Cash Equivalents	$76,418	$99,118
Other Current Assets	218,652	177,926
Property and Equipment, Net	533,753	452,232
Intangible Assets, Net	1,326,601	1,379,913
Goodwill	380,408	368,130
Other Long-Term Assets	87,195	71,336
Total Assets	$2,623,027	$2,548,655

Total Current Liabilities	$384,197	$470,516
Total Long-Term Liabilities	698,536	596,333
Total Shareholders' Equity	1,540,294	1,480,530
Non-controlling Interest	$—	1,276
Total Liabilities and Shareholders' Equity	$2,623,027	$2,548,655

VERANO HOLDINGS CORP.
Unaudited Reconciliation of Net Loss to EBITDA (Non-U.S. GAAP)

($ in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net Loss Attributable to Verano Holdings Corp.	$(42,993)	$(12,513)	$(53,054)	$(50,087)
Interest Expense, net	11,785	8,113	34,082	15,314
Income Tax Expense	69,381	27,086	105,998	66,939
Depreciation and Amortization - COGS	20,727	16,083	59,540	38,365
Depreciation and Amortization - SG&A	15,592	13,481	46,690	27,255
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	74,492	52,250	193,256	97,786

($ in thousands)	Three Months Ended June 30, 2022
Net Loss Attributable to Verano Holdings Corp.	$(9,847)
Interest Expense, net	11,624
Income Tax Expense	11,103
Depreciation and Amortization - COGS	19,089
Depreciation and Amortization - SG&A	16,388
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	48,357

VERANO HOLDINGS CORP.
Unaudited Reconciliation of Net Loss to EBIT (Non-U.S. GAAP) and Adjusted EBITDA (Non-U.S. GAAP)

($ in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net Loss Attributable to Verano Holdings Corp.	$(42,993)	$(12,513)	$(53,054)	$(50,087)
Interest Expense, Net	11,785	8,113	34,082	15,314
Income Tax Expense	69,381	27,086	105,998	66,939
Earnings Before Interest and Taxes (EBIT)	$38,173	$22,686	$87,026	$32,166

COGS Add-backs:
Depreciation and Amortization	20,727	16,083	59,540	38,365
Acquisition, Transaction and Other Non-operating Costs	111	30,419	20,108	84,223
Employee Stock Compensation	1,745	1,486	5,772	1,486

SG&A Add-backs:
Depreciation and Amortization	15,592	13,481	46,690	27,255
Acquisition, Transaction and Other Non-operating Costs	(1,791)	4,671	21,181	27,987
Employee Stock Compensation	8,075	11,903	28,452	30,236

Acquisition Adjustments and Other Income (Expense), net	$(508)	$209	$(23,916)	$630

Adjusted EBITDA	$82,124	$100,938	$244,853	$242,348

VERANO HOLDINGS CORP.
Unaudited Reconciliation of Net Loss to EBIT (Non-U.S. GAAP) and Adjusted EBITDA (Non-U.S. GAAP) (Continued)

($ in thousands)	Three Months Ended June 30, 2022
Net Loss Attributable to Verano Holdings Corp.	$(9,847)
Interest Expense, Net	11,624
Income Tax Expense	11,103
Earnings Before Interest and Taxes (EBIT)	$12,880

COGS Add-backs:
Depreciation and Amortization	19,089
Acquisition, Transaction and Other Non-operating Costs	15,385
Employee Stock Compensation	2,976

SG&A Add-backs:
Depreciation and Amortization	16,388
Acquisition, Transaction and Other Non-operating Costs	10,720
Employee Stock Compensation	10,515

Acquisition Adjustments and Other Income (Expense), net	(12,428)

Adjusted EBITDA	$75,526